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                                 SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C. 20549

                                             ____________

                                              FORM 8-K

                                           CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                                             ____________

                                          December 22, 2003
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                          Date of Report (Date of earliest event reported)

                                       ADVANCED LUMITECH, INC.
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                         (Exact name of registrant as specified in charter)

         Nevada                              033-55254-27                           87-0438637
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(State or other jurisdiction           (Commission File Number)                  (IRS Employer
 of incorporation)                                                           Identification Number)

                         396 Washington Street     Wellesley Hills, MA 02481
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                        (Address of principal executive offices and zip code)

                 (508) 647-9710 (Registrant's telephone number, including area code)

                                           Not Applicable
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                    (Former name or former address, if changed since last report)

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                                               ITEM 1.

                                  CHANGES IN CONTROL OF REGISTRANT

         Effective  December 22, 2003,  Advanced  Lumitech,  Inc. (the  "Company")  engaged  Carlin,
Charron & Rosen, LLP ("CCR") as the Company's independent accountant.  The Company has not consulted
CCR with  respect to any matter  during the  Company's  two most recent  fiscal  years or during any subsequent interim period.

                                               ITEM 7.

                 Financial Statements, Pro Forma Financial Information and Exhibits.

                 Not Applicable.

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ADVANCED LUMITECH, INC.

Date:   December 24, 2003                            By:      /s/ Patrick Planche
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                                                        Patrick Planche, President and Treasurer